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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                November 28, 2001
                                -----------------

                                 Date of Report

                            BAXTER INTERNATIONAL INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------

                 (State or other jurisdiction of incorporation)


              1-4448                                    36-0781620
--------------------------------             ---------------------------------
(Commission file number)                     (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                    60015
---------------------------------------                  --------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000







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Item 5.   Other Events.

On November 28, 2001, Baxter Healthcare Corporation, a subsidiary of Baxter International Inc., issued the attached press release relating to its participation in the production of smallpox vaccine with Acambis Inc. at the request of the U.S. government. The press release is filed as Exhibit 99 and incorporated by reference.


Item 7.   Exhibits.

99        Press Release dated November 28, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             BAXTER INTERNATIONAL INC.
                                             -----------------------------------
                                                    (Registrant)



                                             By: /S/ Jan S. Reed
                                             -----------------------------------
                                                Jan S. Reed
                                                Corporate Secretary

Date:  November 28, 2001


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